August 4, 2016

CITIZENSSELECT FUNDS
-Dreyfus Institutional Preferred Treasury Securities Money Market Fund
Dreyfus Cash Management
Dreyfus Government Cash Management Funds
-Dreyfus Government Cash Management
-Dreyfus Government Securities Cash Management
Dreyfus Institutional Cash Advantage Funds
-Dreyfus Institutional Cash Advantage Fund
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
-Dreyfus Institutional Preferred Money Market Fund
Dreyfus Institutional Reserves Funds
-Dreyfus Institutional Preferred Government Money Market Fund
-Dreyfus Institutional Treasury and Agency Cash Advantage Fund
-Dreyfus Institutional Treasury Securities Cash Advantage Fund
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal Cash Management
Dreyfus Tax Exempt Cash Management Funds
-Dreyfus California AMT-Free Municipal Cash Management
-Dreyfus Tax Exempt Cash Management
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Securities Cash Management

Supplement to Current Statutory Prospectuses

The following information regarding redeeming shares supersedes and replaces any contrary information in the Shareholder Guide section of the Statutory Prospectuses:

Your shares will be priced at the next determined NAV.  Your order will be processed promptly.  If a request for redemption is received and accepted by the time of day at which a fund determines its NAV, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in federal funds on the same day, and the shares will not receive the dividend declared on that day.  If the request is received and accepted after the time of day at which a fund determines its NAV, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, will be transmitted in federal funds on the next business day.  Any certificates representing fund shares being sold must be returned with the redemption request.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders.  For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

DRY-MMFS-0816